                                                                   Exhibit 10.05

                             SECOND LEASE EXTENSION

     We, the undersigned, hereby agree to renew and extend that lease (Lease) between Sunbeam Properties, Inc. (Lessor) and Heartware, Inc. f/k/a Perpetual Medical, Inc and successor to Kritan Medical, Inc. (Lessee) on property located at 3351 Executive Way, Miramar, Broward County, Florida 33025, Florida, for an additional three years, commencing May 1, 2005 and ending on April 30, 2008. The monthly rent is to be as follows:

     $17,161.79 per month plus applicable sales tax from May 1, 2005 thru April 30, 2006;

     $17,654.78 per month plus applicable sales tax from May 1, 2006 thru April 30, 2007;

     $18,167.48 per month plus applicable sales tax from May 1, 2007 thru April 30, 2008.

     Such payments are in addition to all other payments to be made under the Lease by Lessee, including but not limited to Lessee's obligation to pay increases in Expenses above the Base Year Expenses as described in Paragraphs 25 thru 28.

     Lessee and Lessor each represent to the other that no broker is due a commission from this Lease Extension.

     The security deposit in the amount of $14,300.25 shall continue to be held by Lessor pursuant to the terms of the Lease.

     All other terms and conditions will remain unchanged.

                                        LESSOR: Sunbeam Properties, Inc.


/s/ Clara Pink                          /s/ Andrew L. Ansin
-------------------------------------   ----------------------------------------
Witness Sign Name                       Andrew L. Ansin, V.P.


Clara Pink                              2/20/05
Witness Print Name                      Date


/s/ Jamille McQueen
-------------------------------------
Witness Sign Name


Jamille McQueen
Witness Print Name

                                        LESSEE: Heartware, Inc.


/s/ Iliana Garcia                       /s/ Jeffrey A. LaRose
-------------------------------------   ----------------------------------------
Witness Sign Name                       Sign


Iliana Garcia                           Jeffrey A. LaRose
Witness Print Name                      Print


/s/ Michael Ashenuga                    Chief Scientific Officer
-------------------------------------   Title
Witness Sign Name


Michael Ashenuga                        2/8/05
-------------------------------------   Date
Witness Print Name